Exhibit 24.1

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Judson Bergman

Name: Judson Bergman

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Peter D’Arrigo

Name: Peter D’Arrigo

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Dale Seier

Name: Dale Seier

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Ross Chapin

Name: Ross Chapin

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Gates Hawn

Name: Gates Hawn

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ James Johnson

Name: James Johnson

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Paul Koontz

Name: Paul Koontz

POWER OF ATTORNEY

The undersigned directors and/or officer of Envestnet, Inc. (the “Company”) hereby constitute and appoint Judson Bergman, Peter D’Arrigo and Shelly O’Brien and each of them severally, his or her true and lawful attorney-in-fact and agents of the undersigned, with full power of substitution and re-substitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that the attorney may deem necessary or advisable under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission under the Securities Act or in connection with the filing of a registration statement on Form S-1 (the “S-1”) in connection with the registration under the Securities Act of the Company’s common stock, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her respective capacity as a member of the board of directors or officer of the Company, to the S-1 and/or any other form or forms as may be appropriate to be filed with the Securities and Exchange Commission as any of them may deem appropriate in connection therewith, to any and all amendments thereto, including post-effective amendments, to any related Rule 462(b) registration statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue of the filing of the S-1, any other appropriate form or forms, any amendments to the S-1 or any such other form or forms, including any related Rule 462(b) registration statement, and any such other documents.

Dated: March 24, 2010	/s/ Yves Sisteron

Name: Yves Sisteron